Execution Version 13680009v3 THIRD AMENDMENT AND INCREMENTAL FACILITY AMENDMENT THIS THIRD AMENDMENT AND INCREMENTAL FACILITY AMENDMENT (this “Agreement”) is entered into as of July 2, 2024 (the “Incremental 2024 Term Loan Effective Date”) among WEST PHARMACEUTICAL SERVICES, INC., a Pennsylvania corporation (the “Company” or “Borrowers’ Representative”), each of the Lenders party hereto (including each Incremental Lender), and Bank of America, N.A., as the Administrative Agent under the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or in the Amended Credit Agreement (as defined below), as the case may be. WITNESSETH WHEREAS, pursuant to that certain Credit Agreement, dated as of March 28, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time prior to the effectiveness of this Agreement, the “Credit Agreement”), among the Company, certain subsidiaries of the Company party thereto (together with the Company, the “Borrowers” and each a “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent, Swing Line Lender and an Issuing Lender, and any other Person party thereto, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein; WHEREAS, the Company has requested pursuant to Section 2.14(d) of the Credit Agreement that each Lender party hereto with a commitment in respect of the Incremental 2024 Term A Loan (as defined below) under the Incremental Term Facility created pursuant to this Agreement (each, an “Incremental Lender”) provide a portion of such Incremental Term Facility to the Company under the Credit Agreement; WHEREAS, the Borrowers’ Representative, in such capacity, has requested that the Lenders make certain amendments to the Credit Agreement and accommodations thereunder as specified in this Agreement; WHEREAS, the Administrative Agent is authorized pursuant to Section 2.01(d)(vii) and Section 2.04(g) of the Credit Agreement to make certain Conforming Changes from time to time and, in reliance on such authorization, the Administrative Agent desires to amend the Credit Agreement to make certain Conforming Changes specified in this Agreement; and WHEREAS, each Incremental Lender has agreed to provide a portion of such Incremental Term Facility to the Company and the Incremental Lenders and the Required Lenders have agreed to amend the Credit Agreement and make other accommodations thereunder as provided herein with such amendments not constituting a novation of the Credit Agreement (the Credit Agreement, as amended and modified hereby, the “Amended Credit Agreement”). NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Establishment of New Incremental Term Facility. (a) Subject to the terms and conditions set forth herein, a new term loan in the original stated principal amount of $130,000,000.00 (the “Incremental 2024 Term A Loan”) is hereby established as an Incremental Term Facility pursuant to Section 2.14(d) of the Credit Agreement, and all relevant prior notice requirements for the establishment of such Incremental Term Facility (including pursuant to Section 2.14(d) of the Credit Agreement) are hereby waived.

2 13680009v3 (b) Subject to the terms and conditions set forth herein, each Incremental Lender severally agrees to make its portion of the Incremental 2024 Term A Loan in a single advance in Dollars to the Company on the Incremental 2024 Term Loan Effective Date in an amount not to exceed such Incremental Lender’s Incremental 2024 Term A Loan Commitment in respect of such Incremental Term Facility; provided, that, after giving effect to such advances, the outstanding amount of the Incremental 2024 Term A Loan shall not exceed the aggregate amount of the Incremental 2024 Term A Loan Commitments of the Incremental Lenders. The Incremental 2024 Term A Loan Commitments of each Incremental Lender and the Commitment Percentage of each Incremental Lender’s portion of the applicable Incremental Term Facility, in each case as of the Third Amendment Effective Date (as defined in the Amended Credit Agreement), shall be as set forth on Schedule 1.01 attached hereto. The Incremental 2024 Term A Loan may from time to time be (i) Term SOFR Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.04 and 2.05 of the Credit Agreement. (c) The Incremental 2024 Term A Loan shall be subject to mandatory prepayment as set forth in Section 2.15(g) of the Credit Agreement. 2. Amendments to Credit Agreement. (a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows: “Finance Lease” means at any time, a lease of property that is classified as a finance lease in accordance with Financial Accounting Standards Board Accounting Standards Codification Section 842, Leases. “Finance Lease Obligations” means at any time, the amount of the obligations under Finance Leases which would be shown at such time as a liability on a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with GAAP. “Incremental 2024 Term A Loan” means the term loan made to the Company pursuant to the Third Amendment. “Incremental 2024 Term A Loan Commitment” means, as to each Lender providing the Incremental 2024 Term A Loan, its obligation to make its portion of the Incremental 2024 Term A Loan to the Company pursuant to the Third Amendment in the principal amount set forth opposite such Lender’s name on Schedule 1.01. The aggregate principal amount of the Incremental 2024 Term A Loan Commitments of all of the Lenders in effect on the Third Amendment Effective Date is ONE HUNDRED THIRTY MILLION DOLLARS ($130,000,000). “Third Amendment” means that certain Third Amendment and Incremental Facility Amendment, dated as of the Third Amendment Effective Date, by and among the Borrowers’ Representative, the Lenders party thereto, the Administrative Agent and any other Person party thereto. “Third Amendment Effective Date” means July 2, 2024.

3 13680009v3 (b) The following definitions are hereby deleted from Section 1.01 of the Credit Agreement: Capital Lease, Capital Lease Obligations, Incremental Term A Loan and Incremental Term A Loan Commitment. (c) (i) The reference to “Capital Lease Obligations” in the definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended to read, “Finance Lease Obligations”, (ii) the reference to “Capital Lease” in the definition of Lien in Section 1.01 of the Credit Agreement is hereby amended to read, “Finance Lease” and (iii) the references to “Capital Leases” in the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement and in Section 5.11(b) of the Credit Agreement are each hereby amended to read, “Finance Leases”. (d) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “Applicable Margin” means: (a) on any date, with respect to any Term SOFR Loan, Optional Currency Loan or Base Rate Loan except the Incremental 2024 Term A Loan, the percentage per annum set forth below in the column entitled “Applicable Margin - Term SOFR Loan and Optional Currency Loan” or “Applicable Margin - Base Rate Loan”, as appropriate, opposite the Net Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Administrative Agent pursuant to Section 5.02(b) prior to such date: Level Net Leverage Ratio Applicable Margin – Term SOFR Loan and Optional Currency Loan Applicable Margin – Base Rate Loan I Less than 1.00 to 1.0 0.875% 0.000% II Greater than or equal to 1.00 to 1.0 but less than 2.00 to 1.0. 1.000% 0.0625% III Greater than or equal to 2.00 to 1.0 but less than 3.00 to 1.0 1.125% 0.125% IV Greater than or equal to 3.00 to 1.0 but less than 3.50 to 1.0 1.250% 0.250% V Greater than or equal to 3.50 to 1.0 1.375% 0.375% (b) on any date, with respect to the Incremental 2024 Term A Loan, the percentage per annum set forth below in the column entitled “Applicable Margin - Term SOFR Loan” or “Applicable Margin - Base Rate Loan”, as appropriate, opposite the Net Leverage Ratio shown on the last Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.02(b) prior to such date:

4 13680009v3 Level Net Leverage Ratio Applicable Margin – Term SOFR Loan Applicable Margin – Base Rate Loan I.A Less than 1.50 to 1.0 1.250% 0.250% II.A Greater than or equal to 1.50 to 1.0 but less than 2.50 to 1.0 1.375% 0.375% III.A Greater than or equal to 2.50 to 1.0 but less than 3.50 to 1.0 1.500% 0.500% IV.A Greater than or equal to 3.50 to 1.0 1.625% 0.625% ; provided, however, that, (a) adjustments, if any, to the Applicable Margin resulting from a change in the Net Leverage Ratio shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 5.02(b), provided, that, any increase or decrease in the Applicable Margin relating to any outstanding Optional Currency Loan shall become effective at the end of the Interest Period therefor, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of Section 5.02(b), the Applicable Margin from such date until such Compliance Certificate is actually delivered shall, upon the request of the Required Lenders, be that applicable under Level V (or, in the case of the Incremental 2024 Term A Loan, be that applicable under Level IV.A), (c) in the event that the actual Net Leverage Ratio for any fiscal quarter is subsequently determined to be greater than that set forth in the Compliance Certificate for such fiscal quarter, the Applicable Margin shall be recalculated for the applicable period based upon such actual Net Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Administrative Agent of the Compliance Certificate for the fiscal quarter ending March 31, 2019, the Applicable Margin shall be that applicable under Level I (or, in the case of the Incremental 2024 Term A Loan, until receipt by the Administrative Agent of the Compliance Certificate for the fiscal quarter ending June 30, 2024, the Applicable Margin shall be that applicable under Level I.A). Any additional interest on the Loans resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally (subject to the limitations set forth in Section 2.22) to the Lenders within five (5) days after receipt of a written demand therefor from the Administrative Agent. (e) The definition of “Incremental Term Loan Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “Incremental Term Loan Commitments” means the Incremental 2024 Term A Loan Commitment and any other obligation of a Lender to make its portion of a term loan to an applicable Borrower pursuant to an Incremental Term Facility.

5 13680009v3 (f) The definition of “Incremental Term Loans” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “Incremental Term Loans” means any term loans which have been incurred pursuant to Section 2.14(d) under a then existing or additional Incremental Term Facility, including the Incremental 2024 Term A Loan. (g) The defined term “TARGET2” in Section 1.01 of the Credit Agreement is hereby replaced with a defined term for “T2” with the defined term and definition to read as follows: “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. (h) The definition of “TARGET Day” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “TARGET Day” means any day on which T2 is open for the settlement of payments in Euro. (i) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “Termination Date” means, (a) with respect to the Revolver Loans, Letters of Credit, and Swing Line Loans, subject to Section 2.26, the earlier of (i) March 31, 2027 and (ii) the date the Commitments are terminated as provided herein and (b) with respect to the Incremental 2024 Term A Loan, July 2, 2027. (j) The definition of “U.S. Government Securities Business Day” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. (k) Section 1.02(b) of the Credit Agreement is hereby amended by deleting the fourth sentence appearing therein in its entirety. (l) Section 2.06(c) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section: By agreeing to make Loans under this Agreement, each Lender is confirming it has all licenses, permits and approvals necessary for use of the reference rates referred to herein and it will do all things necessary to comply, preserve, renew and keep in full force and effect such licenses, permits and approvals. (m) Section 2.14(a)(ii) of the Credit Agreement is hereby amended to read as follows: (ii) The Company shall repay the outstanding principal amount of the Incremental 2024 Term A Loan in its entirety on the applicable Termination Date, unless accelerated

6 13680009v3 sooner pursuant to Section 7.01. For the avoidance of doubt, there shall not be any regularly scheduled amortization of the Incremental 2024 Term A Loan prior to the Termination Date. (n) Section 2.14(d)(i) of the Credit Agreement is hereby amended to read as follows: (i) the aggregate amount of all Incremental Facilities effected after the Third Amendment Effective Date pursuant to this Section 2.14(d) shall not exceed the greater of (A) $929,000,000 and (B) EBITDA for the most recent period for which financial statements have theretofore been delivered to the Lenders pursuant to Section 5.01; (o) Schedule 1.01 to the Credit Agreement is hereby amended to read as Schedule 1.01 attached hereto. 3. Conditions Precedent. This Agreement shall be effective on the Incremental 2024 Term Loan Effective Date upon: (a) receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by the Borrowers’ Representative, the Required Lenders, each Incremental Lender, and the Administrative Agent; (b) receipt by the Administrative Agent of satisfactory opinions of legal counsel to the Company (as reasonably requested by the Administrative Agent), addressed to the Administrative Agent and the Lenders, dated as of the Incremental 2024 Term Loan Effective Date; (c) receipt by the Administrative Agent of (i) copies of the organizational documents of each Domestic Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, as to any such organizational documents that have not been amended, modified or terminated since the Closing Date, a certification that such organizational documents have not been amended, modified or terminated since the Closing Date and remain in full force and effect, and remain true and complete, in the form delivered to the Administrative Agent on the Closing Date), and certified by a secretary, assistant secretary or other Responsible Officer of such Domestic Borrower to be true and correct as of the Incremental 2024 Term Loan Effective Date, (ii) such certificates of resolutions or other action, incumbency certificates (including specimen signatures) and/or other certificates of Responsible Officers of each Domestic Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Domestic Borrower is a party, and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Domestic Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation; (d) receipt by the Administrative Agent with respect to the Incremental 2024 Term A Loan of (i) a Notice of Borrowing and (ii) funds disbursement instructions; (e) receipt by the Administrative Agent of a certificate dated as of the Incremental 2024 Term Loan Effective Date and executed by a Responsible Officer of the Borrowers’ Representative certifying that after giving effect to the incurrence of the Incremental 2024 Term A Loan, on a pro forma basis, the Borrowers are in compliance with the financial covenant set forth in Section 6.01 of the Credit Agreement for the most recently completed four fiscal quarter period for which

7 13680009v3 financial statements have been delivered to the Lenders pursuant to Section 5.01 of the Credit Agreement; (f) (i) receipt by the Lenders and the Administrative Agent of all documentation and other information that the Administrative Agent or any Lender determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and that the Administrative Agent or any Lender has requested at least five (5) Business Days prior to the Incremental 2024 Term Loan Effective Date, and (ii) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and any Lender requesting the same of a Beneficial Ownership Certification with respect to such Borrower to the extent requested by the Administrate Agent or such Lender at least five (5) Business Days prior to the Incremental 2024 Term Loan Effective Date; (g) receipt by the Administrative Agent and the Lenders of all fees required to be paid on or prior to the Incremental 2024 Term Loan Effective Date, and receipt by the Administrative Agent of all expenses (including the fees and expenses of counsel (including any local counsel) for the Administrative Agent); (h) solely with respect to Loans constituting Incremental Term A Loans, receipt by the Administrative Agent of evidence of the Payment in Full of such Incremental Term A Loans substantially concurrently with the incurrence of the Incremental 2024 Term A Loan; and (i) receipt by the Administrative Agent of such other evidence reasonably requested by the Administrative Agent demonstrating satisfaction of the other conditions precedent set forth in Section 2.14(d) of the Credit Agreement. 4. Miscellaneous. (a) Any Notice of Loan Prepayment or any other notice required under the Loan Documents to effectuate the transactions contemplated by this Agreement are hereby waived. (b) Notwithstanding anything to the contrary, the occurrence of the payment contemplated by Section 3(h) of this Agreement shall be deemed to have occurred immediately prior to the incurrence of the Incremental 2024 Term A Loan. 5. Representations and Warranties of the Borrowers’ Representative. The Borrowers’ Representative hereby represents and warrants to the Administrative Agent and each Lender that (a) the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects (or if such representation and warranty is qualified by materiality, it is be true and correct) on and as of the Incremental 2024 Term Loan Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or if such representation and warranty is qualified by materiality, it is true and correct) as of such earlier date; and (b) no Default or Event of Default has occurred and is

8 13680009v3 continuing, or would result therefrom or from the borrowings to be made on the Incremental 2024 Term Loan Effective Date. 6. Authority/Enforceability. The Borrowers’ Representative represents and warrants as follows: (a) It has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement. (b) This Agreement has been duly executed and delivered by the Borrowers’ Representative and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). (c) No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person (including stockholders and creditors of the Borrowers) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except to the extent that such consent or authorization has been obtained or such filing or action has been completed prior to the Incremental 2024 Term Loan Effective Date. (d) The execution and delivery of this Agreement does not violate any Requirement of Law or material Contractual Obligation of any Borrower or any of its Subsidiaries. 7. Reaffirmation. The Amended Credit Agreement and the obligations of the Borrowers thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. 8. Electronic Execution, Electronic Records; Counterparts. This Agreement may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission (in .pdf) will be effective as delivery of a manually executed counterpart hereof. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section 8 may include use or acceptance by the Administrative Agent of a manually signed paper communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers’ Representative, any Borrower, any Lender, any Issuing Lender, or the Swing Line Lender without further verification, and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. 9. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS

9 13680009v3 CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 11. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. 12. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [signature pages follow]

Signature Page to Third Amendment and Incremental Facility Amendment Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. BORROWERS’ REPRESENTATIVE: WEST PHARMACEUTICAL SERVICES, INC., a Pennsylvania corporation By: _/s/ Charles Witherspoon______________ Name: Charles Witherspoon Title: Vice President and Treasurer

Signature Page to Third Amendment and Incremental Facility Amendment ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Elizabeth Uribe Name: Elizabeth Uribe Title: Assistant Vice President

Signature Page to Third Amendment and Incremental Facility Amendment LENDERS: BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and an Issuing Lender By: /s/ Richard R. Powell Name: Richard R. Powell Title: Senior Vice President

Signature Page to Third Amendment and Incremental Facility Amendment U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Maria Massimino Name: Maria Massimino Title: Senior Vice President

Signature Page to Third Amendment and Incremental Facility Amendment WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Eugene Stunson Name: Eugene Stunson Title: Executive Director

Signature Page to Third Amendment and Incremental Facility Amendment RESTRICTED HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Virginia Cosenza Name: Virginia Cosenza Title: Senior Vice President #23310

Signature Page to Third Amendment and Incremental Facility Amendment PNC BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Lender By: /s/ Domenic D’Ginto Name: Domenic D’Ginto Title: Managing Director

13680009v3 Schedule 1.01 Lender and Commitment Information As in effect on the Third Amendment Effective Date Lender Revolving A Credit Commitment Commitment Percentage of Revolving A Credit Revolving B Credit Commitment Commitment Percentage of Revolving B Credit Commitments Incremental 2024 Term A Loan Commitment Commitment Percentage of Incremental 2024 Term A Loan Bank of America, N.A. $95,000,000.00 23.750000000% $30,000,000.00 30.000000000% $45,000,000.00 34.615384616% U.S. Bank National Association $85,000,000.00 21.250000000% $0.00 0.000000000% $35,000,000.00 26.923076923% JPMorgan Chase Bank, N.A. $64,000,000.00 16.000000000% $21,000,000.00 21.000000000% $0.00 0.000000000% Wells Fargo Bank, National Association $64,000,000.00 16.000000000% $21,000,000.00 21.000000000% $20,000,000.00 15.384615385% HSBC Bank USA, National Association $46,000,000.00 11.500000000% $14,000,000.00 14.000000000% $15,000,000.00 11.538461538% PNC Bank, National Association $46,000,000.00 11.500000000% $14,000,000.00 14.000000000% $15,000,000.00 11.538461538% Total: $400,000,000.00 100.000000000% $100,000,000.00 100.000000000% $130,000,000.00 100.000000000%